Exhibit  99.3


                               BAY RESOURCES LTD.

                           WARRANT TO PURCHASE SHARES
                     OF COMMON STOCK OF BAY RESOURCES LTD.

Warrant to Purchase 1,670,000 Shares of Common Stock THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT,
(III) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, OR (IV) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION, IN THE CASE OF (III) OR (IV) ABOVE, AFTER PROVIDING AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT.

     FOR VALUE  RECEIVED,  Bay  Resources  Ltd.,  a  Delaware  corporation  (the
"Company"), hereby certifies that RAB Special Situation LP, its successor or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Warrant, to purchase from the Company, at the times specified herein, 1,670,000 fully paid and non-assessable shares of Common Stock of the Company, par value $.0001 per share (the "Common Stock"), at a purchase price per share equal to the Exercise Price (as hereinafter defined). Notwithstanding anything contained herein to the contrary, the Warrant represented by this certificate shall not be exercisable by the Holder, in whole or in part, and the Company shall not give effect to any such exercise of the Warrant, if, after giving effect to such exercise, the Holder, together with any Affiliate of the Holder (including any person or company acting jointly or in concert with the Holder) (the "Joint Actors") would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise. For the purposes of this paragraph, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

     1. Definitions. (a) The following terms, as used herein, ha ve the following meanings:

     "Affiliate " shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

     "Business Day" means any day except a Saturday, Sunday or other day on which commerical banks in the City of Melbourne, Victoria Australia are authorized by law to close.

     "Common Stock" means the Common Stock, par value $.0001 per share, of the Company.

     "Duly Endorsed" means duly endorsed in blank by the Person or Persons in which whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signatures(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange act or of the National Association of Securities Dealers, Inc.

     "Exercise Date" means the date a Warrant Exercise Notice is delivered to the Company in the manner provided in Section 8 below.

     "Exercise Price" means $1.30.

     "Expiration Date" means 5:00 p.m. (Melbourne, Victoria Australia) on March 31, 2006; provided that if such date shall in the City of Melbourne, Victoria Austrlia be a holiday or a day on which banks are authorized to close, then 5:00 p.m. on the next following day which in the city of Melbourne, Victoria Australia is not a holiday or a day on which banks are authorized to close.

     "Faire Market Value" means as to any security, the average closing prices of such security's sales on the Principal Market for the day as of which "Fair Market Value" is being determined, or if there have been no sales on any such exchanges on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day. If the Common Stock is not listed or admitted to unlisted trade privleges and bid and asked prices are not so reported, the Fair Market Value shall be determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

     "Initial Warrant Exercise Date" means the date hereof.

     "Person" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organziation, including a government or political subdivision or an agency or instrumentality thereof.

     "Principal Market" means the National Association of Securities Dealers electronic over-the-counter bulletin board ("OTCBB"), or if not quoted on the OTCBB, the primary securities exchanges or market on which such security may at the time be listed or quoted for trading.

      "Warrant Shares" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

2. Exercise of Warrant.


(a) The Holder is entitled to exercise this Warrant in whole or in part at any time on or after the Initial Warrant Exercise Date until the Expiration Date. To exercise this Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto. No earlier than five (5) days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.


     (b)  The Exercise Price may be paid to the Company either:

          (i) in cash or by certified or official bank check or bank cashier's check payable to the order of the Company, or by wire transfer or by any combination of cash, check or wire transfer.

          (ii) by providing the Company a written notice that the Holder is exercising the Warrant (or a portion thereof) on a "cashless" basis in exchange for that number of shares of Warrant Stock equal to the product of (x) the number of shares as to which such Warrant, or portion thereof, is being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Warrant Stock less the Exercise Price and the denominator of which is such Fair Market Value. Solely for the purposes of this Section 2(b)(ii), Fair Market Value shall be calculated either (i) on the Exercise Date or (ii) as the average of the Fair Market Values for each of the five trading days preceding the Exercise Date, whichever results in a higher Fair Market Value.


          By way of illustration for the purposes of this Section 2(b)(ii), the Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant, computed using the following formula:

                                  X = Y(A-B)
A                                     ------
                                        A

          Where:                  X = The number of shares of Common Stock to be
                                      issued to the Holder

                                  Y = The number of Shares purchasable under
                                      this Warrant (at the date of such
                                      calculation) with respect to which this Warrant is exercised
                                  A = The Fair Market Value of one share of
                                      Common Stock
                                  B = The Exercise Price (as adjusted to the
                                      date of such calculation)


     (c) If the Holder exercises this Warrant in part, this Warrant Certificate shall be surrendered by the Holder to the Company and a new Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company. The Company shall register the new Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 5 hereof as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

     (d) Upon surrender of this Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Warrant Certificate appropriate evidence of ownership of the shares of Preferred Stock or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property to the Person or Persons entitled to receive the same.

     3. Restrictive Legend. Certificates representing shares of Common Stock issued pursuant to this Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.

     4.   Covenants of the Company.

     (a) The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of its authorized but unissued shares of Common Stock or other securities of the Company from time to time issuable upon exercise of this Warrant as will be sufficient to permit the exercise in full of this Warrant. All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

     (b) The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

     (d) Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Stock at such adjusted Exercise Price.

     (e) Before taking any action which would result in an adjustment in the number of shares of Common Stock for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

     (f) The Company covenants that during the period the Warrant is outstanding, it will use its best efforts to comply with any and all reporting obligations under the Securities Exchange Act of 1934, as amended.

     (g)  The Company will take all such  reasonable  action as may be necessary
          (i) to maintain a Principal Market for its Common Shares in the United States and (ii) to assure that such Warrant Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed.

     (h) The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business and it shall refrain from changing its name.

     (i) The Company will not close its shareholder books or records in any ma nner which prevents the timely exercise of this Warrant.

     5.   Exchange, Transfer or Assignment of Warrant; Registration

          (a) Each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

          (b) The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Warrants or Warrant Shares unless such securities are registered under the Securities Act of 1933, as amended (the "1933 Act") and registered or qualified under any applicable state securities laws or such transfer is effected pursuant to an available exemption from registration.

          (c) The Holder of this Warrant has been granted certain registration rights by the Company. The registration rights are set forth in that certain Subscription Agreement between the Company and the Holder dated March 31, 2004. The terms of the Subscription
               Agreement  are   incorporated   herein  by  this  reference.

     6. Anti-Dilution Provisions. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

     (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares shall be proportionately adjusted to reflect such dividend, distribution, subdivision, reclassification or combination. For example, if the Company declares a 2 for 1 stock split and the number of Warrant Shares immediately prior to such event was 200,000, the number of Warrant Shares immediately after such event would be 400,000. Such adjustment shall be made successively whenever any event listed above shall occur.

     (b) Whenever the number of Warrant Shares is adjusted pursuant to Subsection (a) above, the Exercise Price shall simultaneously be adjusted by multiplying the Exercise Price immediately prior to such event by the number of Warrant Shares immediately prior to such event and dividing the product so obtained by the number of Warrant Shares, as adjusted. If an Exercise Price has not yet been established, an adjustment thereof shall be deferred until one is established pursuant to the terms of this Warrant.

     (c) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in such price; provided, however, that any adjustments which by reason of this Subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this
          Section 6 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (d) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holder. The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 6, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

     (e) In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsection (a), above.

     (f) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant.


     (g) In case at any time or from time to time conditions arise by reasons of action taken by the Company, which in the reasonable opinion of its Board of Directors, are not adequately covered by the provisions of
          Section 6 hereof, and which might materially and adversely affect the exercise rights of the Holder hereof, the Board of Directors shall appoint a firm of independent certified public accountants, which may be the firm regularly retained by the Company, which will give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of Section 6 necessary with respect to the Exercise Price then in effect and the number of shares of Common Stock for which the Warrant is exercisable, so as to preserve, without dilution, the exercise rights of the Holder. Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

     7. Loss or Destruction of Warrant. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant Certificate, if mutilated, the Company shall execute and deliver a new Warrant Certificate of like tenor and date.

     8. Notices. Any notice, demand or delivery authorized by this Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

                  If to the  Company:   Bay  Resources  Ltd.
                                        Level  8, 580  St.  Kilda  Road
                                        Melbourne,  Victoria Australia  3004
                                        Fax:  (613 8532-2805
                                        Attention: Peter Lee

                              with a copy to:

                                        Phillips Nizer LLP
                                        666 Fifth Avenue
                                        New  York,  New  York   10103-0084
                                        Fax:  (212)  262-5152
                                        Attention:   Brian  Brodrick

                              If  to  the  Holder:   RAB  Special Situations LP

                                         RAB Special  Situations LP
                                         c/o RAB Capital  Limited
                                         No. 1 Adam Street
                                         London W2CN 6LE
                                         United  Kingdom

                              with a copy to:
                                        DORSEY & WHITNEY  LLP
                                        1420  Fifth  Avenue,  Suite  3400
                                        Seattle, Washington 98101
                                        Fax: (206) 903-8820
                                        Attention:  Kenneth Sam


Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

     9. Rights of the Holder. Prior to exercise of any Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

     10. GOVERNING LAW. THIS WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF DELAWARE, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

     11. Amendments; Waivers. Any provision of this Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, bin the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective. No failure or delay by either party in exercising any right, power or privlege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privlege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     12. Company Reorganization. In the even ot any sale of substantially all the assets of the Company or any reorganization, reclasfication, merger or consolidation of the Company whre the Company is not the surviving entitty, then as a condition to the Company entering into such transacion, the entity acquiring such assets or the surviving entity, as the case may be, shall agree to assume the Company's obligations hereunder.

     IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of March 31, 2004.

                                                BAY RESOURCES LTD.

                                                By: /s/ Peter Lee
                                                    -------------
                                              Name: Peter Lee
                                             Title: Director and Secretary

Acknowledged and Agreed:

RAB SPECIAL SITUATIONS LP

By: /s/ WPS Richards
    ----------------
    WPS Richards

Name: WPS Richards
Title: Director of GP

                            WARRANT EXERCISE NOTICE

                (To be delivered prior to exercise of the Warrant
             by execution of the Warrant Exercise Subscription Form)

To:  Bay Resources Ltd.

     The undersigned hereby notifies you of its intention to exercise the Warrant to purchase shares of Common Stock, par value $.0001 per share, of Bay Resources Ltd. The undersigned intends to exercise the Warrant to purchase ___________ shares (the "Shares") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant).

(check one)

     ? The undersigned elects to pay the aggregate Exercise Price for the Shares in cash, certified or official bank or bank cashier's check (or a combination of cash and check) as indicated below.

     ? The undersigned elects to exercise its the "cashless" exercise right in accordance with the terms hereof and Section 2(b)(ii) of the Warrant Certificate with respect to ________ Common Shares. The undersigned will receive that number of Shares equal to the product of (x) the number of shares as to which is being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Shares less the Exercise Price and the denominator of which is such Fair Market Value.

Date:____________________


                                        ________________________________
                                        (Signature of Owner)


                                        ________________________________

                                        (Street Address)


                                        ________________________________

                                        (City)         (State) (Zip Code)

Payment: $___________________________  cash $ ________________________    check


                       WARRANT EXERCISE SUBSCRIPTION FORM

               (To be executed only upon exercise of the Warrant
                   after deliver of Warrant Exercise Notice)

To: Bay Resources Ltd.

     The undersigned irrevocably exercises the Warrant for the purchase of ___________ shares (the "Shares") of Common Stock, par value $.0001 per share, of Bay Resources Ltd. (the "Company") at $_____ per Share (the Exercise Price currently in effect pursuant to the Warrant).

     ? The undersigned herewith makes payment of $___________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Warrant Certificate, surrenders this Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Warrant be registered or placed in the name and at the address specified below and delivered thereto.

     ? The undersigned elects to exercise its the "cashless" exercise right in accordance with the terms hereof and Section 2(b)(ii) of the Warrant Certificate with respect to ________ Common Shares. The undersigned will receive that number of Shares equal to the product of (x) the number of shares as to which is being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Shares less the Exercise Price and the denominator of which is such Fair Market Value.

Date:_____________________

                                        ________________________________
                                        (Signature of Owner)


                                        ________________________________

                                        (Street Address)


                                        ________________________________

                                        (City)         (State) (Zip Code)

Securities and/or check to be issued to:________________________________________

Please insert social security or identifying number:____________________________

Name:___________________________________________________________________________

Street Address:_________________________________________________________________

City, State and Zip Code:_______________________________________________________


Any unexercised portion of the Warrant evidenced by the within Warrant Certificate to be issued to:____________________________________________________

Please insert social security or identifying number:

Name:___________________________________________________________________________

Street Address:_________________________________________________________________

City, State and Zip Code:_______________________________________________________

                            WARRANT ASSIGNMENT FORM


                                        Dated ___________ ___, _____


     FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "Assignee"),
         (please type or print in block letters)

________________________________________________________________________________
(insert address)

its right to purchase up to shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

                                        Signature:______________________________